          COMMON STOCK                     COMMON STOCK

         NUMBER                                                     SHARES
R ____________________                                         ________________


                     RUSH ENTERPRISES, INC.
       INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                                                               CUSIP 781846 100
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                      $.01 PAR VALUE PER SHARE OF
                         RUSH ENTERPRISES, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                         RUSH ENTERPRISES, INC.
                               CORPORATE
                                 SEAL
                                 1965
                                TEXAS

SECRETARY                                                            PRESIDENT

COUNTERSIGNED AND REGISTERED.
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, NEW YORK)
                                                               TRANSFER AGENT
BY                                                              AND REGISTRAR

                                                           AUTHORIZED OFFICER




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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM--as tenants in common         UNIF GIFT MIN ACT--    Custodian
                                                            -----------------
   TEN ENT--as tenants by the entireties                   (Cust)    (Minor)
   JT TEN --as joint tenants wtih right of                 under Uniform Gifts
            survivorship and not as tenants                to Minors Act______
            in common                                                   (State)
   Additional abbreviations may also be used though not in the above list.


      For value received,____________hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
      --------------------------------------

      ______________________________________



      --------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE  NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

      --------------------------------------------------------------------

      --------------------------------------------------------------------

      ______________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

      ____________________________________________________________Attorney
      to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

      Dated______________________


                        -------------------------------------------------
                        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                NOTICE: OR ENLARGEMENT OR ANY CHANGE WHATEVER.




      Signature(s) Guaranteed:


      By

      The signature(s) shoudlbe guaranteed by an eligible guarantor institution, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.